                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

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                      PLATINUM UNDERWRITERS FINANCE, INC.

                                    COMPANY

                                      and

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.

                                   GUARANTOR

                                       to

                              JPMORGAN CHASE BANK

                                    TRUSTEE

                                   ----------

                                   INDENTURE

                          Dated as of October 10, 2002

                           GUARANTEED DEBT SECURITIES

                                   ----------

--------------------------------------------------------------------------------

                       Platinum Underwriters Finance, Inc.
           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of October 10, 2002

 Trust Indenture Act
       Section                                                 Indenture Section
Section 310(a)(1)    ....................................      609
           (a)(2)    ....................................      609
           (a)(3)    ....................................      Not Applicable
           (a)(4)    ....................................      Not Applicable
           (b)       ....................................      608
                                                               610
Section 311(a)       ....................................      613
           (b)       ....................................      613
Section 312(a)       ....................................      701
                                                               702(a)
           (b)       ....................................      702(b)
           (c)       ....................................      702(a)
Section 313(a)       ....................................      703(a)
           (b)       ....................................      703(a)
           (c)       ....................................      703(a)
           (d)       ....................................      703(b)
Section 314(a)       ....................................      704
           (b)       ....................................      Not Applicable
           (c)(1)    ....................................      102
           (c)(2)    ....................................      102
           (c)(3)    ....................................      Not Applicable
           (d)       ....................................      Not Applicable
           (e)       ....................................      102
Section 315(a)       ....................................      601
           (b)       ....................................      602
           (c)       ....................................      601
           (d)       ....................................      601
           (d)(1)    ....................................      601
           (d)(2)    ....................................      601
           (d)(3)    ....................................      601
           (e)       ....................................      514
Section 316(a)       ....................................      101
           (a)(1)(A) ....................................      502
                                                               512
           (a)(1)(B) ....................................      513
           (a)(2)    ....................................      Not Applicable
           (b)       ....................................      508
Section 317(a)(1)    ....................................      503
           (a)(2)    ....................................      504
           (b)       ....................................      1003
Section 318(a)       ....................................      107

----------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
PARTIES ............................................................................................       1
RECITALS OF THE COMPANY ............................................................................       1
RECITALS OF THE GUARANTOR ..........................................................................       1

                                                 ARTICLE ONE

                           Definitions and Other Provisions of General Application

Section 101.  Definitions ..........................................................................       1
Section 102.  Compliance Certificates and Opinions .................................................       6
Section 103.  Form of Documents Delivered to Trustee ...............................................       7
Section 104.  Acts of Holders; Record Dates ........................................................       7
Section 105.  Notices, Etc., to Trustee, Company and Guarantor .....................................       9
Section 106.  Notice to Holders; Waiver ............................................................       9
Section 107.  Conflict with Trust Indenture Act ....................................................      10
Section 108.  Effect of Headings and Table of Contents .............................................      10
Section 109.  Successors and Assigns ...............................................................      10
Section 110.  Separability Clause ..................................................................      10
Section 111.  Benefits of Indenture ................................................................      10
Section 112.  Governing Law; Jurisdiction ..........................................................      10
Section 113.  Legal Holidays .......................................................................      11

                                                 ARTICLE TWO

                                                Security Forms

Section 201.  Forms Generally ......................................................................      11
Section 202.  Form of Face of Security .............................................................      12
Section 203.  Form of Reverse of Security ..........................................................      14
Section 204.  Form of Guarantee ....................................................................      17
Section 205.  Form of Legend for Global Securities .................................................      19
Section 206.  Form of Trustee's Certificate of Authentication ......................................      20

                                                ARTICLE THREE

                                                The Securities

Section 301.  Amount Unlimited; Issuable in Series .................................................      20
Section 302.  Denominations ........................................................................      23
Section 303.  Execution, Authentication, Delivery and Dating .......................................      23
Section 304.  Temporary Securities .................................................................      24
Section 305.  Registration, Registration of Transfer and Exchange ..................................      25

----------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities .....................................      26
Section 307.  Payment of Interest; Interest Rights Preserved .......................................      27
Section 308.  Persons Deemed Owners ................................................................      28
Section 309.  Cancellation .........................................................................      28
Section 310.  Computation of Interest ..............................................................      29
Section 311.  CUSIP Numbers ........................................................................      29

                                                 ARTICLE FOUR

                                          Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture ..............................................      29
Section 402.  Application of Trust Money ...........................................................      30

                                                 ARTICLE FIVE

                                                   Remedies

Section 501.  Events of Default ....................................................................      31
Section 502.  Acceleration of Maturity; Rescission and Annulment ...................................      33
Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee ......................      34
Section 504.  Trustee May File Proofs of Claim .....................................................      35
Section 505.  Trustee May Enforce Claims Without Possession of Securities ..........................      36
Section 506.  Application of Money Collected .......................................................      36
Section 507.  Limitation on Suits ..................................................................      36
Section 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest ............      37
Section 509.  Restoration of Rights and Remedies ...................................................      37
Section 510.  Rights and Remedies Cumulative .......................................................      37
Section 511.  Delay or Omission Not Waiver .........................................................      37
Section 512.  Control by Holders ...................................................................      38
Section 513.  Waiver of Past Defaults ..............................................................      38
Section 514.  Undertaking for Costs ................................................................      39
Section 515.  Waiver of Stay or Extension Laws .....................................................      39

                                                 ARTICLE SIX

                                                 The Trustee

Section 601.  Certain Duties and Responsibilities ..................................................      39
Section 602.  Notice of Defaults ...................................................................      40
Section 603.  Certain Rights of Trustee ............................................................      40
Section 604.  Not Responsible for Recitals or Issuance of Securities ...............................      41
Section 605.  May Hold Securities ..................................................................      41
Section 606.  Money Held in Trust ..................................................................      42
Section 607.  Compensation and Reimbursement .......................................................      42
Section 608.  Disqualification; Conflicting Interests ..............................................      42
Section 609.  Corporate Trustee Required; Eligibility ..............................................      43
Section 610.  Resignation and Removal; Appointment of Successor ....................................      43
Section 611.  Acceptance of Appointment by Successor ...............................................      44

Section 612.  Merger, Conversion, Consolidation or Succession to Business ..........................      45
Section 613.  Preferential Collection of Claims Against Company or Guarantor .......................      45
Section 614.  Appointment of Authenticating Agent ..................................................      46

                                                ARTICLE SEVEN

                         Holders' Lists and Reports by Trustee, Company and Guarantor

Section 701.  Company and Guarantor to Furnish Trustee Names and Addresses of Holders ..............      47
Section 702.  Preservation of information; Communications to Holders ...............................      47
Section 703.  Reports by Trustee ...................................................................      48
Section 704.  Reports by the Company ...............................................................      49

                                                ARTICLE EIGHT

                             Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company or Guarantor May Consolidate, Etc., Only on Certain Terms ....................      49
Section 802.  Successor Person Substituted .........................................................      50

                                                 ARTICLE NINE

                                           Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders ....................................      51
Section 902. Supplemental Indentures with Consent of Holders .......................................      52
Section 903. Execution of Supplemental Indentures ..................................................      53
Section 904. Effect of Supplemental Indentures .....................................................      53
Section 905. Conformity with Trust Indenture Act ...................................................      54
Section 906. Reference in Securities to Supplemental Indentures ....................................      54

                                                 ARTICLE TEN

                                                  Covenants

Section 1001. Payment of Principal, Premium and Interest ...........................................      54
Section 1002. Maintenance of Office or Agency ......................................................      54
Section 1003. Money for Securities Payments to Be Held in Trust ....................................      55
Section 1004. Corporate Existence ..................................................................      56
Section 1005. Limitation on Liens ..................................................................      56
Section 1006. Statement by Officers as to Default ..................................................      56
Section 1007. Waiver of Certain Covenants ..........................................................      57

                                                ARTICLE ELEVEN

                                           Redemption of Securities

Section 1101. Applicability of Article .............................................................      57
Section 1102. Election to Redeem; Notice to Trustee ................................................      57

Section 1103. Selection by Trustee of Securities to Be Redeemed ....................................      58
Section 1104. Notice of Redemption .................................................................      58
Section 1105. Deposit of Redemption Price ..........................................................      59
Section 1106. Securities Payable on Redemption Date ................................................      59
Section 1107. Securities Redeemed in Part ..........................................................      59

                                                ARTICLE TWELVE

                                                Sinking Funds

Section 1201. Applicability of Article .............................................................      60
Section 1202. Satisfaction of Sinking Fund Payments with Securities ................................      60
Section 1203. Redemption of Securities for Sinking Fund ............................................      60

                                               ARTICLE THIRTEEN

                                                  Guarantees

Section 1301. Guarantee ............................................................................      61
Section 1302. Execution and Delivery of Guarantees .................................................      62

                                               ARTICLE FOURTEEN

                                      Defeasance and Covenant Defeasance

Section 1401. Applicability of Article; Company's Option to Effect Defeasance or Covenant
              Defeasance ...........................................................................      63
Section 1402. Defeasance and Discharge .............................................................      63
Section 1403. Covenant Defeasance ..................................................................      64
Section 1404. Conditions to Defeasance or Covenant Defeasance ......................................      64
Section 1405. Deposited Money and U.S. Government Obligations to be Held in Trust; Other
              Miscellaneous Provisions .............................................................      66
Section 1406. Reinstatement ........................................................................      66

            INDENTURE, dated as of October 10, 2002, among Platinum Underwriters Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 195 Broadway, 28th Floor, New York, New York 10007 (herein called the "COMPANY"), and Platinum Underwriting Holdings, Ltd., a Bermuda corporation duly organized and existing under the laws of Bermuda, having its principal office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (hereinafter called the "GUARANTOR"), and JPMorgan Chase Bank, a New York banking corporation duly organized and existing under the laws of the State of New York, having its principal office at 450 West 33rd Street, New York, New York as Trustee (herein called the "TRUSTEE").

                            RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                           RECITALS OF THE GUARANTOR

            The Guarantor desires to make the Guarantees as provided for herein.

            All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101. Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

            (4) the words "herein", " hereof" and " hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms, used principally in Article Six, are defined in that Article.

            "ACT", when used with respect to any Holder, has the meaning specified in Section 104.

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AUTHENTICATING AGENT" means any Authenticating Agent appointed pursuant to Section 614 to authenticate Securities and which, initially, shall be the Trustee.

            "BOARD OF DIRECTORS" means either the board of directors of the Company or the Guarantor, as the case may be, and any duly authorized committee of such boards.

            "BOARD RESOLUTION" means a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BUSINESS DAY", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

            "COMPANY REQUEST" or " COMPANY ORDER" and " GUARANTOR REQUEST" and "GUARANTOR ORDER" means respectively, a written request or order signed in the name of the Company or the Guarantor, as the case may be, by the Chairman of the Board, the President or a

Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

            "CORPORATE TRUST OFFICE" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business in such City may be administered. At the date hereof, such office is located at 450 West 33rd Street, New York, New York 10001, Attention:
Institutional Trust Services.

            "CORPORATION" includes corporations, associations, companies and business trusts.

            "DEFAULTED INTEREST" has the meaning specified in Section 307.

            "DEPOSITORY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act specified for that purpose as contemplated by Section 301.

            "EVENT OF DEFAULT" has the meaning specified in Section 501.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

            "GLOBAL SECURITY" means a security bearing the legend specified in
Section 202 evidencing all or part of a series of Securities, authenticated and delivered to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

            "GUARANTEE" means any guarantee of the Guarantor endorsed on a Security, authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Article 13.

            "GUARANTOR" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

            "HOLDER" means a Person in whose name a Security is registered in the Security Register.

            "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

            "INTEREST", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

            "INTEREST PAYMENT DATE", when used with respect to any security, means the Stated Maturity of an installment of interest on such Security.

            "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1006 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as the case may be.

            "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or the Guarantor, as the case may be.

            "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

            "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the

U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "PAYING AGENT" means any Person authorized by the Company or the Guarantor to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company or the Guarantor, as the case may be.

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

            "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

            "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

            "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

            "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as amended.

            "U.S. GOVERNMENT OBLIGATIONS" has the meaning specified in Section 1404.

            "VICE PRESIDENT", when used with respect to the Company, Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.

            Except as otherwise expressly provided by this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel such action is authorized or permitted by this Indenture and that all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of any officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or both of them. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company or the Guarantor, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Securities shall be proved by the Security Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

            (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

            The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

            With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105. Notices, Etc., to Trustee, Company and Guarantor.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention: Institutional Trust Services, or

            (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument with a copy to the Guarantor addressed to it at the address specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

Section 106. Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 108. Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

            All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its respective successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law; Jurisdiction.

            This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

            The Guarantor irrevocably (i) agrees that any legal suit, action or proceeding against it arising out of or based on this Indenture or the transactions contemplated hereby or the Securities may be instituted in any United States Federal or State court in the Borough of Manhattan, the City of New York, State of New York (a "NEW YORK COURT"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding, and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Guarantor irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Indenture or the transactions contemplated hereby or the Securities which is instituted in any New York Court or in any foreign court. To the fullest extent permitted by law, the Guarantor hereby waives any objection to the enforcement by any competent foreign court of any judgment validly obtained in any such proceeding. The Guarantor designates and appoints CT Corporation System in New York City as its authorized agent (the "AUTHORIZED AGENT") upon which process may be served in any such action arising out of or based on this Indenture or the transactions contemplated hereby or the Securities which may be instituted in any New York Court, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Guarantor represents and warrants that its Authorized Agent has agreed to act as such agent for service of process and the Guarantor agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service of process to the Guarantor shall be deemed, in every respect, effective service of process upon the Guarantor.

Section 113. Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (unless otherwise provided in Section 301 of this Indenture or in the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment, for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 Security Forms

Section 201. Forms Generally.

            The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or depository therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. The Guarantees by the Guarantor to be endorsed on the Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith be determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees. If the form of Securities or the related Guarantee of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Company Order and Guarantor Order contemplated by Section 303 for the authentication and delivery of such Securities.

            The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

            The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, provided that such method is permitted by the rules of any securities exchange on which such securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Face of Security.

            [Insert any legend required by the Internal Revenue Code and the regulations thereunder]

                      Platinum Underwriters Finance, Inc.

No______                                                                $_______

            Platinum Underwriters Finance, Inc. a corporation duly organized and existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, the principal sum of _____________ Dollars on ___________ _________________________[If the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from _____ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _____ and _____ in each year, commencing _____, at the rate of __% per annum, until the principal hereof is paid or made available for payment [If applicable insert --, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable shall be calculated on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such

Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the____ or ____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of __% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

            Payment of the principal of (and premium, if any) [if applicable, insert - and any such interest on this Security] will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:____________________

                                                  PLATINUM UNDERWRITERS
                                                  FINANCE, INC.

                                                  By____________________________

Attest:

______________________

Section 203. Form of Reverse of Security.

            This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 10, 2002 (herein called the "INDENTURE", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in aggregate principal amount to $____].

            [If applicable, insert -- The Securities of this series are subject to redemption upon not more than 60 or less than 30 days' notice by mail,] [if applicable, insert -- (1) on _______ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ______, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ________, __%, and if redeemed] during the 12-month period beginning ___________ of the years indicated.

                              Redemption                      Redemption
                Year            Price            Year           Price
                ----            -----            ----           -----


and thereafter at a Redemption Price equal to __,% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [If applicable, insert -- The Securities of this series are subject to redemption upon not more than 60 or less than 30 days' notice by mail, (1) on _____ in any year commencing with the year ______ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ________, as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _________ of the years indicated,

                                                                    Redemption Price For
                                                                    Redemption Otherwise
                              Redemption Price For                     Than Through
                               Redemption Through                    Operation of the
         Year            Operation of the Sinking Fund                  Sinking Fund
         ----            -----------------------------              --------------------


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

            [The sinking fund for this series provides for the redemption on ______ in each year beginning with the year ____ and ending with the year ___ of [not less than] $_____ [("mandatory sinking fund") and not more than $____ ] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- in the inverse order in which they become due.]

            In the event of redemption of this Security in part only, a new Security or Securities of this series and of a like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

            [If the Security is not an Original Issue Discount Security,-- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the

Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

            [If the Security is an Original Issue Discount Security, -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

            [The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth therein.]

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the majority of the Holders in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            Prior to due presentment for registration of transfer of this Note, the Company, the Guarantor, the Trustee, any paying agent and the Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the

Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company, the Guarantor nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

            No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or the Guarantor or of any predecessor or successor corporations, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

            The Securities of this series are issuable only in registered form without coupons in denominations of $____ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204. Form of Guarantee.

            For value received, Platinum Underwriters Holdings, Ltd., a corporation organized under the laws of Bermuda (herein called the "GUARANTOR", which term includes any successor under the Indenture referred to in the Note upon which this Guarantee is endorsed), hereby absolutely, fully and unconditionally and irrevocably guarantees to the Holder of the Note upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, (a) the due and punctual payment of the principal of, premium, if any, and interest, if any, on such Note, and the due and punctual payment of any sinking fund payments provided in such Note when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on overdue principal of and interest on such Note, if any, if lawful, and (c) the due and punctual payment of any and all other payments due to the Holder, all in accordance with the terms of such Note and of the Indenture. In case of the failure of the Company punctually to make any such payment of principal, premium, if any, or interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

            The Guarantor hereby agrees that its obligations hereunder are a guaranty of payment and not a guaranty of collection or performance and shall be unconditional and absolute, irrespective of the validity, regularity or enforceability of such Note or the Indenture or any limitation of the Company thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the absence of any action to enforce the same, any waiver or consent by the Holder of such Note or by the Trustee with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Guarantee. Without limiting the generality of the foregoing, the Guarantor hereby agrees that the obligations of the Guarantor hereunder shall not be released, affected or impaired by assignment or transfer in whole or in part of the Note whether or not made without notice to or the consent of the Guarantor and shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of, including, but not limited to, setoff, counterclaim, recoupment or termination whatsoever, and that such obligations shall not be released, affected or impaired regardless of whether or not any Holder, including the Holder of the Note, or anyone on behalf of any such Holder shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Company or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Indenture or the Note or at law or in equity, and regardless of any other condition or contingency, or by reason of the invalidity, illegality or unenforceability of the Note or the Indenture or otherwise and that such obligations shall not be discharged or impaired or otherwise affected by the failure of the Trustee or any Holder of such Note to assert any claim or demand or to enforce any remedy under the Indenture or such Note, any other guarantee or any other agreement, by any waiver, amendment, indulgence or modification (whether material or otherwise) of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of any obligations under the Indenture, the Note or this Guarantee, or by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Company or the Guarantor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or any of its assets, or the release of any property from the lien and security interest created by the Indenture or the Note or of any other security for the Note, or the release or discharge of the Company or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in the Indenture or the Note by operation of law, or the merger or consolidation of the Company or the Guarantor, or any other cause, whether similar or dissimilar to the foregoing, or by any other act or omission that may or might in any manner or to any extent vary the risk or obligations of the Guarantor or that would otherwise operate as a discharge of a surety or guarantor as a matter of law or equity (other than the performance of the obligations contained in such Note and in this Guarantee).

            The Holder of the Note upon which this Guarantee is endorsed is entitled to the further benefits relating hereto set forth in the Indenture. No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest, or any such other payments, on the Note upon which this Guarantee is endorsed.

            This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

            All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

            IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                              PLATINUM UNDERWRITERS
                                              HOLDINGS, LTD.


                                              By:____________________________
                                              Name:
                                              Title:

Attest:


By: ___________________________
     Name:
     Title:

Section 205. Form of Legend for Global Securities.

      Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                        "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered in the name of any person other than such Depository or a nominee thereof, except in the limited circumstances described in the Indenture."

Section 206. Form of Trustee's Certificate of Authentication.

            The Trustee's certificates of authentication shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  JPMORGAN CHASE BANK,
                                                  as Trustee


                                                  By___________________________

                                                  Authorized Officer

                                 ARTICLE THREE

                                 The Securities

Section 301. Amount Unlimited; Issuable in Series.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company or the Guarantor, as the case may be, and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities and the Guarantees to be endorsed thereon of any series,

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more

      Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

            (4) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

            (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

            (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

            (7) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

            (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, the condition, if any, giving rise to such obligation and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation and any provisions for the remarketing of such securities;

            (9) any provisions necessary to permit or facilitate the issuance, payment or conversion of any Securities of the series that may be converted into securities or other property other than Securities of the same series (including shares of the Company's common or preferred stock or other Securities of the Company) and of like tenor, whether in addition to, or in lieu of, any payment of principal or other amount and whether at the option of the Company or otherwise;

            (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (11) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America and, if so, whether the securities of the series may be discharged other than as provided in Article Four;

            (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies, composite currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined and the calculation agent, if any, with respect thereto);

            (13) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, a formula or any other method, the manner in which such amounts shall be determined and the calculation agent, if any, with respect thereto;

            (14) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository with respect to such Global Security or Securities and the circumstances under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered in the name of, a Person other than such Depository or its nominee, if other than as set forth in Section 305;

            (15) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

            (16) the application, if any, of Section 1402 or 1403 to the Securities of any series;

            (17) the place or places where, subject to the provisions of Section 1001, the principal of and any premium or interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

            (18) the right, if any, of the Company or a third party to redeem or purchase Securities of the series and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such right;

            (19) any terms applicable to Original Issue Discount, if any, (as that term is defined in the Internal Revenue Code of 1986, as amended, and the regulations thereunder) including the rate or rates at which such Original Issue Discount, if any, shall accrue;

            (20) any addition to or change in the Events of Default which apply to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

            (21) any proposed listing on any national or foreign securities exchange of the Securities of the series; and

            (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate or in any such indenture supplemental hereto.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and the Guarantor and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. Such Board Resolution may provide general terms or parameters for Securities of such series and may provide that the specific terms of particular Securities of such series, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Company Order for authentication and delivery of such Securities.

Section 302. Denominations.

            The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

            (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

            (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

            Each Security shall be dated the date of its authentication.

            Neither any Security nor the Guarantee endorsed thereon, shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            Reference is made to Section 1302 concerning the execution and delivery of the Guarantees.

Section 304. Temporary Securities.

            Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon Guarantees executed by the Guarantor substantially of the tenor of the definitive Guarantees, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and such Guarantees may determine, as evidenced by their execution of such Securities and such Guarantees.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of a like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 305. Registration, Registration of Transfer and Exchange.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor having endorsed thereon a Guarantee or Guarantees executed by the Guarantor.

            At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive having endorsed thereon a Guarantee or Guarantees executed by the Guarantor.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

            The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            Notwithstanding the foregoing, no Global Security shall be registered for transfer or exchange, or authenticated or delivered, pursuant to this Section 305 or Section 304, 306, 906 or 1107 in the name of a Person other than the Depository for such Security or its nominee until (i) the Depository with respect to a Global Security notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or the Depository ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, such Global Security may be registered for transfer or exchange for Securities registered in the names of, or authenticated and delivered to, such Persons as the Depository with respect to such series shall direct.

            Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section,
Section 304, 306, 906 or 1107 or otherwise, shall also be a Global Security and bear the legend specified in Section 205.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount having endorsed thereon a Guarantee executed by the Guarantor and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen

Security, a new Security of the same series and of like tenor and principal amount having endorsed thereon a Guarantee executed by the Guarantor and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series and the Guarantee endorsed thereon, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company in the case of the Security and the Guarantor in the case of the Guarantee endorsed therein, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and the Guarantee endorsed thereon, duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

            Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary. None of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or receiving any records relating to such beneficial ownership interests.

Section 309. Cancellation.

            All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its normal procedures unless otherwise directed by a Company Order.

Section 310. Computation of Interest.

            Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

            The Company in issuing the Securities may use a "CUSIP", "CINS", or "ISIN" number (if then generally in use), and the Company and the Trustee shall use such "CUSIP" "CINS", or "ISIN" number in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such "CUSIP" "CINS", or "ISIN" number either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided further that failure to use "CUSIP" "CINS", or "ISIN" numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice. The Company shall promptly notify the Trustee of any change in "CUSIP" "CINS", or "ISIN" number for the Securities.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture.

            This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1) either

                  (A) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
            (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the
            Trustee for cancellation

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

            Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

Section 501. Events of Default.

            "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

            (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

            (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least
      25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its respective property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

            (6) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of its respective property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

            (7) the Guarantee of the Guarantor ceases to be in full force and effect, or the Guarantor shall deny or disaffirm its obligations under the Guarantee; or

            (8) the Company or the Guarantor defaults with respect to indebtedness for money borrowed having an aggregate principal amount of at least $25 million, or the Company or the Guarantor defaults under any mortgage, indenture or instrument under which the Company or the Guarantor may have issued, secured or evidenced indebtedness having an aggregate principal amount of at least $25 million, whether such indebtedness exists now or is created later, which default (A) results from the failure by the Company or the Guarantor to pay any part of the principal of such indebtedness when the principal became due after the expiration of any grace period or (B) causes the acceleration of such indebtedness, without, in the case of clause (A) above, such indebtedness being discharged or without, in the case of clause (B) above, such indebtedness being discharged or such acceleration having been rescinded or annulled, both within 10 days after there has been given, by registered or certified mail, to the Company or the Guarantor, as the case may be, by the Trustee or holders of at least 25% in aggregate principal amount of the Securities, a written notice specifying the default or acceleration and stating that such Notice is a " Notice of Default" hereunder; or

            (9) any other Event of Default provided with respect to Securities of that series.

            Upon receipt by the Trustee of any Notice of Default pursuant to this Section 501 with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided. however, that unless Holders of at least 25% in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such Notice of Default prior to the date which is the ninetieth day after such record date, such Notice of Default shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new Notice of Default identical to a Notice of Default which has been cancelled pursuant to the proviso to the preceding sentence or (ii) during any such 90-day period, an additional Notice of Default with respect to any new or different fact or circumstance permitting the giving of a Notice of Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this Section 501.

Section 502. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Sections 501(5) and (6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or (6) occurs and is continuing, then all the Securities shall ipso facto become due and payable immediately in an amount equal to the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of the Securities together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at its discretion, proceed to protect and enforce the rights of Holders of the Securities by appropriate means.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities of that series,

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, however, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is the ninetieth day after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, of Securities of any series from giving, (i) after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been cancelled pursuant to the proviso to the preceding sentence or (ii) during any such 90-day period an additional written notice of declaration of acceleration with respect to any other Event of Default with respect to Securities of such series, or an additional written notice of rescission or annulment of any declaration of acceleration with respect to any other Event of Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this Section 502.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities, wherever situated.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607, including the reasonable fees and expenses of its counsel; and

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

Section 507. Limitation on Suits.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 90-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion of employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holder.

            The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, however, that unless the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is the ninetieth day after such record date, such notice shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new notice identical to a notice which has been cancelled pursuant to the proviso to the preceding sentence or (ii) during any such 90-day period, a new direction contrary to or different from such direction, in either of which events a new record date shall be established pursuant to the provisions of this Section 512.

Section 513. Waiver of Past Defaults.

            Subject to Section 502, the Holders of a majority in principal amount of the Outstanding Securities of any series may, by notice to the Trustee, waive an existing or past default with respect to the Securities of such series and its consequences, except a default

            (1) in the payment of principal of (or premium, it any) or interest on any Security of such series, or in the deposit of any sinking fund payment when and as due,

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected, or

            (3) in respect of an existing or past default described in clause
      (4), (5) or (6) of Section 501, which may be waived by the Holders of a majority in principal amount of all Outstanding Securities voting together as a single class.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, however that unless such majority in principal amount shall have waived such default prior to the date which is the ninetieth day after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may iii its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515. Waiver of Stay or Extension Laws.

            The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

Section 601. Certain Duties and Responsibilities.

            The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act.

            Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

            If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided in the Trust Indenture Act, provided, however, that in the case of any default of the character specified in
Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

            Subject to the provisions of Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or a Guarantor Request or Guarantor Order, as the case may be, or as otherwise expressly provided herein and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation. it shall be entitled to examine the books, records and premises of the Company or the Guarantor, or both, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (i) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Securities unless either (1) a Responsible Officer shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Securities; and

            (j) the permissive rights of the Trustee enumerated herein shall not be construed as duties.

Section 604. Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this indenture or of the Securities or the Guarantees. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

            The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor, as the case may be.

Section 607. Compensation and Reimbursement.

            The Company and the Guarantor, joint and severally, agree

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) and 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency, reorganization, or other similar law.

            To secure the Company's and Guarantor's payment obligations in this
Section 607, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, premium, if any, and interest on particular Securities.

            The provisions of this Section 607 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 608. Disqualification; Conflicting Interests.

            The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of more than one series.

Section 609. Corporate Trustee Required; Eligibility.

            There shall at all times be one (and only one) trustee hereunder with respect to the Securities of each series, which may be the Trustee hereunder for Securities of one or more other series, which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws (including the Trust Indenture Act) to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, and the extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

            (d) If at any time:

            (1) the Trustee shall fail to comply with Section 608 and shall fail to resign after written request therefor by the Company, by the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request thereof by the Company, the Guarantor or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting. or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of
      Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, to the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co- trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Company or Guarantor.

            The Trustee shall comply with Section 311(a) of the Trust Indenture Act with respect to each series of Securities for which it is Trustee.

Section 614. Appointment of Authenticating Agent.

            At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner provided in
Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                JPMORGAN CHASE BANK,
                                                as Trustee


                                                By_____________________________
                                                  As Authenticating Agent


                                                By_____________________________
                                                  Authorized Officer

                                 ARTICLE SEVEN

          Holders' Lists and Reports by Trustee, Company and Guarantor

Section 701. Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

            Trustee The Company and the Guarantor will furnish or cause to be furnished to the

            (a) semi-annually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding June 15 or December 15, as the case may be, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar; provided that the Company and Guarantor shall not be obligated to provide such a list of Holders at any time that such list would not differ from the last such list provided by the Company and the Guarantor to the Trustee under this Section 701.

Section 702. Preservation of Information; Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with the other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

            (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b) regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703. Reports by Trustee.

            (a) Within 60 days of each May 15, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

Section 704. Reports by the Company.

            The Company shall:

            (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801. Company or Guarantor May Consolidate, Etc., Only on Certain Terms.

            Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person to consolidate with or merge into the Company or the Guarantor, as the case may be, or convey, transfer or lease its properties and assets substantially as an entirety to the Company or the Guarantor, as the case may be, unless:

            (1) in case the Company or Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or Guarantor, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or Guarantor, as the case may be, substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America, any State thereof or the District of Columbia or, in the case of the Guarantor, Bermuda, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company or Guarantor, as the case may be, to be performed or observed;

            (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Company or Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

            (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or Guarantor, as the case may be, would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or Guarantor or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

            (4) the Company or Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Person Substituted.

            Upon any consolidation by the Company or the Guarantor, as the case may be, with or merger by the Company or the Guarantor, as the case may be, into any other Person or any conveyance, transfer or lease of the properties and assets of the Company or Guarantor, as the case may be, substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of the Company or Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                            Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantees; or

            (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

            (3) to add any additional Events of Default; or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registerable or not registerable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

            (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (6) to secure the Securities pursuant to the requirements of Section 1005 or otherwise; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

            (9) to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be converted into securities or other property other than Securities of the same series and of like tenor, in order to permit or facilitate the issuance, payment or conversion of such Securities; or

            (10) to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

            (11) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902. Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of a majority in principal amount of the Outstanding Securities affected by such supplemental indenture voting together as a single class, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section, Section 513 or
      Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8) or

            (4) change in any manner adverse to the interests of the Holders of any Outstanding Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof (and premium, if any) and interest, if any, thereon (including any interest on overdue principal or overdue interest) or any sinking fund payments or any other payments due to the Holders provided in respect thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, however, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is the ninetieth day after such record date, any such consent previously given shall, automatically and without further action by any Holder, be cancelled and of no further effect.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, in addition to the documents required by Section 102, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, the Guarantees endorsed thereon may be executed by the Guarantor and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                   Covenants

Section 1001. Payment of Principal, Premium and Interest.

            The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

            The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

            If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company and the Guarantor shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for one year after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request or Guarantor Request, as the case may be, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the

Company (or to the Guarantor pursuant to its Guarantee) for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease.

Section 1004. Corporate Existence.

            Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all licenses and permits material to the normal conduct of its business; provided, however, that neither the Company nor the Guarantor shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005. Limitation on Liens.

            The Company will not, and will not permit any Significant Subsidiary to, directly or indirectly, create, issue, assume, incur or guarantee any indebtedness for money borrowed which is secured by a mortgage, pledge, lien, security interest or other encumbrance of any nature on any of the Voting Stock of a Significant Subsidiary unless the Outstanding Securities (together with such other indebtedness of the Company or such Significant Subsidiary then existing or thereafter created which is not subordinate to the Outstanding Securities as the Company may elect) shall be secured equally and ratably with (or prior to) such secured indebtedness for money borrowed so long as such secured indebtedness for money borrowed shall be so secured. This Section shall not prevent the sale or other disposition of a Significant Subsidiary.

            For purposes of this Section, "Voting Stock" means all classes of stock (including any and all shares, interests, participations or other equivalents (however designated) of corporate stock) then outstanding of a Significant Subsidiary normally entitled to vote in elections of directors. For purposes of this Section, "SIGNIFICANT SUBSIDIARY" means Platinum Underwriters Reinsurance Inc. and any other Subsidiary the assets of which, determined as of the last day of the most recent calendar quarter ended at least 30 days prior to the date of such determination and in accordance with generally accepted accounting principles as in effect on the last day of such calendar quarter, exceed 20% of the Consolidated Assets of the Company. For purposes of this Section, "CONSOLIDATED ASSETS OF THE COMPANY" means the assets of the Company and its consolidated subsidiaries, to be determined as of the last day of the most recent calendar quarter ended at least 30 days prior to the date of such determination and in accordance with generally accepted accounting principles as in effect on the last day of such calendar quarter.

Section 1006. Statement by Officers as to Default.

            Each of the Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company and the Guarantor, as the case may be, ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1001 to 1006, inclusive, and if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1007. Waiver of Certain Covenants.

            The Company and the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1002 to 1005, inclusive, if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, waive compliance in such instance with such term, provision or condition. In the event that there shall be included in this Indenture any covenant, other than a covenant to pay principal, premium (if any) and interest, solely for the benefit of one or more, but less than all, series of Securities, then, unless otherwise expressly provided with respect to such covenant, the Company and the Guarantor may similarly omit in any particular instance to comply with any term, provision or condition of such covenant if before the time of such compliance the holders of a majority in principal amount of all Outstanding Securities entitled to the benefit of such covenant, by Act of such Holders, acting together as a single class, waive compliance in such instance with such term, provision or condition. No such waiver contemplated by this Section 1007 shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided, however, that unless the Holders of at least a majority in principal amount of (i) the Outstanding Securities or (ii) the Outstanding Securities of such series, as the case may be, shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101. Applicability of Article.

            Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

            If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not less than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all the outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

            (6) that the redemption is for a sinking fund, if such is the case.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105. Deposit of Redemption Price.

            On or prior to any 10:00 a.m., New York City time, on Redemption Date, the Company or the Guarantor shall deposit with the Trustee or with a Paying Agent (or, if the Company or the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company and the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company or the Guarantor at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

            Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Guarantor or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered having endorsed thereon a Guarantee or Guarantees executed by the Guarantor.

                                 ARTICLE TWELVE

                                 Sinking Funds

Section 1201. Applicability of Article.

            The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202. Satisfaction of Sinking Fund Payments with Securities.

            The Company or the Guarantor (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited.
Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

            Not less than 90 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                                   Guarantees

Section 1301. Guarantee.

            The Guarantor hereby absolutely, fully and unconditionally and irrevocably guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of each such Holder, (a) the due and punctual payment of the principal of, premium, if any, and interest, if any, on each such Security and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on overdue principal of and interest on each such Security, if any, if lawful, and (c) the due and punctual payment of any and all other payments due to the Holder of each such Security all in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment of principal (or premium, if any) or interest, if any, or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

            The Guarantor hereby agrees that its obligations hereunder are a guaranty of payment and not a guaranty of collection or performance and shall be unconditional and absolute, irrespective of the validity, regularity or enforceability of such Security or this Indenture or any limitation of the Company thereunder or any limitations on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect of such Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and in the Guarantees.

            Without limiting the generality of the foregoing, the Guarantor hereby agrees that the obligations of the Guarantor hereunder shall not be released, affected or impaired by assignment or transfer in whole or in part of such Security whether or not made without notice to or the consent of the Guarantor and shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of, including, but not limited to, setoff, counterclaim, recoupment or termination whatsoever, and that such obligations shall not be released, affected or impaired regardless of whether or not any Holder or such Security, or anyone on behalf of any such Holder shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Company or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of this Indenture or such Security or at law or in equity, and regardless of any other condition or contingency, or by reason of the invalidity, illegality or unenforceability of such Security or this Indenture or otherwise and that such obligations shall not be discharged or impaired or otherwise affected by the failure of the Trustee or any Holder of such Security to assert any claim or demand or to enforce any remedy under this Indenture or such Security, any other guarantee or any other agreement, by any waiver, amendment, indulgence or modification (whether material or otherwise) of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of any obligations under this Indenture, such Security or this Guarantee, or by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Company or the Guarantor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or any of its assets, or the release of any property from the lien and security interest created by this Indenture or such Security or of any other security for such Security, or the release or discharge of the Company or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in this Indenture or such Security by operation of law, or the merger or consolidation of the Company or the Guarantor, or any other cause, whether similar or dissimilar to the foregoing, or by any other act or omission that may or might in any manner or to any extent vary the risk or obligations of the Guarantor or that would otherwise operate as a discharge of a surety or guarantor as a matter of law or equity (other than the performance of the obligations contained in such Security and in this Guarantee).

            If the Trustee or the Holder of any Security is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of a Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

            The Guarantor shall be subrogated to all rights of the Holders of the Securities of a particular series against the Company in respect of any amounts paid by the Guarantor on account of the Securities of such Series pursuant to the provisions of the Guarantees of this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest, if any, on all Securities of such series issued hereunder shall have been paid in full.

Section 1302. Execution and Delivery of Guarantees.

            To evidence its guarantee provided in Section 1301, the Guarantor hereby agrees to execute the Guarantees, in a form established pursuant to
Section 201, to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, Chief Executive Officer, President or one of its Vice Presidents or its Treasurer under a facsimile of its corporate seal reproduced thereon and attested by its Secretary or one of its Deputy Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

            Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Securities upon which such Guarantees are endorsed or did not hold such offices at the date of such Securities.

            The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                                ARTICLE FOURTEEN

                       Defeasance and Covenant Defeasance

Section 1401. Applicability of Article; Company's Option to Effect Defeasance or
              Covenant Defeasance.

            If pursuant to Section 301 provision is made for either or both of
(a) defeasance of the Securities of a series under Section 1402 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Fourteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1402 (if applicable) or Section 1403 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Fourteen.

Section 1402. Defeasance and Discharge.

            Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "DEFEASANCE"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1404 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to the Securities of such series. Following a defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

Section 1403. Covenant Defeasance.

            Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under (i) Section 1005, (ii) the occurrence of an event specified in Section 501(4) (with respect to Section 1005) shall not be deemed an Event of Default and (iii) any other section, clause or provision applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Following a covenant defeasance, payment of the Securities of such series may not be accelerated because of or by reference to the Sections specified above in this Section 1403.

Section 1404. Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions precedent to application of either Section 1402 or Section 1403 to the Outstanding Securities of such series:

            (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities of such series to maturity or redemption, as the case may be, and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. GOVERNMENT OBLIGATIONS" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(5) and (6) are concerned, at any time during the period ending on the 121st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in 0 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

            (5) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such defeasance had not occurred.

            (6) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

            (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with.

Section 1405. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1405, the "TRUSTEE") pursuant to Section 1404 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof.

            Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 1406. Reinstatement.

            If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1402 or 1403 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fourteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1402 or 1403; provided, however, that if the Company makes any payment of principal of (and premium, if any) any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                             PLATINUM UNDERWRITERS
                                             FINANCE, INC.,
                                                as Issuer

                                             By: /s/ Jerome T. Fadden
                                                 -------------------------------
                                                 Name: Jerome T. Fadden
                                                 Title:


                                             PLATINUM UNDERWRITERS
                                             HOLDINGS, LTD.,
                                                as Guarantor

                                             By: /s/ Jerome T. Fadden
                                                 -------------------------------
                                                 Name: Jerome T. Fadden
                                                 Title:


                                             JPMORGAN CHASE BANK,
                                                as Trustee

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                             PLATINUM UNDERWRITERS
                                             FINANCE, INC.,
                                                as Issuer

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             PLATINUM UNDERWRITERS
                                             HOLDINGS, LTD.,
                                                as Guarantor

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             JPMORGAN CHASE BANK,
                                                as Trustee

                                             By: /s/ J. Adamis
                                                 -------------------------------
                                                 Name:  JOANNE ADAMIS
                                                 Title: VICE PRESIDENT